EXHIBIT 32

CAREADVANTAGE, INC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and for purposes only of, 18 U.S.C. § 1350, the undersigned hereby certifies that (i) the Quarterly Report of CareAdvantage, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007

/s/ Dennis J. Mouras
Dennis J. Mouras, Chief Executive Officer and acting Principal Financial Officer

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